EX-99.B-77Q1(e)

SUB-ITEM 77Q1(e): New or amended Registrant investment advisory contracts.

IVY VARIABLE INSURANCE PORTFOLIOS

Investment Management Agreement between Ivy Variable Insurance Portfolios and Ivy Investment Management Company on behalf of each series of the Trust, dated July 29, 2016, was filed with the Securities and Exchange Commission by EDGAR on April 28, 2017, in Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A, and is incorporated by reference herein.

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Investment Management Agreement between Ivy Variable Insurance Portfolios and Ivy Investment Management Company regarding Ivy VIP Advantus Real Estate Securities, Ivy VIP International Core Equity, Ivy VIP Micro Cap Growth, Ivy VIP Natural Resources, Ivy VIP Pathfinder Moderate – Managed Volatility, Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility, Ivy VIP Pathfinder Moderately Conservative – Managed Volatility and Ivy VIP Small Cap Core, dated July 29, 2016, was filed with the Securities and Exchange Commission by EDGAR on April 28, 2017, in Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A, and is incorporated by reference herein.

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Investment Sub-Advisory Agreement between Ivy Investment Management Company and Advantus Capital Management, Inc. regarding Ivy VIP Advantus Real Estate Securities, dated July 29, 2016, was filed with the Securities and Exchange Commission by EDGAR on April 28, 2017, in Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A, and is incorporated by reference herein.

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Investment Sub-Advisory Agreement between Ivy Investment Management Company and Advantus Capital Management, Inc. regarding Ivy VIP Pathfinder Moderate – Managed Volatility, Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility and Ivy VIP Pathfinder Moderately Conservative – Managed Volatility, dated July 29, 2016, was filed with the Securities and Exchange Commission by EDGAR on April 28, 2017, in Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A, and is incorporated by reference herein.

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Investment Management Fee Reduction Agreement between Ivy Investment Management Company and Ivy Variable Insurance Portfolios regarding Ivy VIP Advantus Real Estate Securities, effective May 1, 2017, was filed with the Securities and Exchange Commission by EDGAR on April 28, 2017, in Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A, and is incorporated by reference herein.